EXHIBIT 99.1

Catheter Precision, Inc. (NYSE American: VTAK) Reports Preliminary Unaudited Revenue for the Second Quarter and Six Months Ended June 30, 2024

15% Quarter Over Quarter Growth – Initial Sales of LockeT Recorded

Fort Mill, SC, July 1, 2024 – Catheter Precision, Inc. (NYSE/American: VTAK) a MedTech company pioneering products in the growing field of cardiac electrophysiology, including its VIVO™ and LockeT product(s), releases Q2 Revenue for the quarter ending June 30, 2024.

Catheter Precision, Inc. recognized its first sales of LockeT in the quarter ending June 30, 2024 resulting in revenue of $40,500.  An additional $54,340 of revenue was recognized in the quarter ending June 30, 2024 for sale of VIVO products.  Total revenue for the quarter and six months ended June 30, 2024 was $94,840 and $176,923, respectively.

“We are pleased to announce these preliminary unaudited revenues”, said David Jenkins, CEO and Executive Chairman of Catheter Precision.  “The very initial results of the onboarding of our new sales team, completed with the hire of Marie Claude Jaques as our new Chief Commercial Officer during May, are showing promise.  The pipeline of potential customers is established and growing, giving us good insight for future revenue growth.”

About VIVO

Catheter Precision’s VIVO™ (View Into Ventricular Onset), is a non-invasive 3D imaging system that enables physicians to identify the origin of ventricular arrhythmias pre-procedure, thereby streamlining workflow and reducing procedure time. VIVO has received marketing clearance from the U.S. FDA and has the CE Mark.

About LockeT

Catheter Precision’s LockeT is a suture retention device intended to assist in hemostasis after percutaneous venous punctures. LockeT is a Class 1 device registered with the FDA.

About Catheter Precision

Catheter Precision is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to substantial risk and uncertainties. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “may,” “might,” “can,” “could,” “continue,” “depends,” “expect,” “expand,” “forecast,” “intend,” “predict,” “plan,” “rely,” “should,” “will,” “may,” “seek,” “would,” “forward,” or the negative of these terms and other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements that the very initial results of the onboarding of our new sales team, completed with the hire of Marie Claude Jaques as our new Chief Commercial Officer during May, are showing promise and that the pipeline of potential customers is growing, giving us good insight for future revenue growth. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to the risk that members of the EP community and other doctors and hospitals will fail to recognize VIVO’s value or for other reasons will prefer other methodologies and/or products, including the products of our current competitors as well as possible new and emerging competing products of which we are not yet aware; the risk that customers and new distributors, including Hamad Medical Corporation, which has not entered into a long term purchasing contract with us, may not make additional purchases in the future, and that our business relationship with them and/or other distributors and/or persons in Qatar and elsewhere in the Middle East could be disrupted by the armed conflict in Israel and the Gaza strip and/or changes in U.S. international relations and/or related geopolitical changes; and other risks and uncertainties attendant to our business included under the caption “Risk Factors” in the Company’s Form 10-K and other SEC filings available at www.sec.gov. These additional risks and uncertainties include, but aren’t limited to, risks that our cash needs will continue to exceed our liquidity, we will not be able to reach profitability unless we are able to achieve our product expansion and growth goals, our research and development and commercialization efforts may depend on entering into agreements with corporate collaborators, we have entered into joint marketing agreements with respect to our products, and may enter into additional joint marketing agreements, that will reduce our revenues from product sales, royalty agreements with respect to our LockeT device will reduce any future profits from this product, if we experience significant disruptions in our information technology systems, our business may be adversely affected, litigation and other legal proceedings may adversely affect our business, if we make acquisitions or divestitures, we could encounter difficulties that harm our business, failure to attract and retain sufficient qualified personnel could also impede our growth, failure to maintain effective internal controls could cause our investors to lose confidence in us and adversely affect the market price of our common stock, we have determined that our internal controls and disclosure controls were not effective as of December 31, 2023 and March 31, 2024, and as a result, without effective remediation of the material weaknesses that we have identified, we may not be able to accurately report our financial results or prevent fraud, our revenues may depend on our customers’ receipt of adequate reimbursement from private insurers and government sponsored healthcare programs, we may be unable to compete successfully with companies in our highly competitive industry, many of whom have substantially greater resources than we do, our future operating results depend upon our ability to obtain components and finished product in sufficient quantities on commercially reasonable terms or according to schedules, prices, quality and volumes that are acceptable to us, and suppliers may fail to deliver components or finished product, or we may be unable to manage these components or product procurement effectively or obtain these components or products on such terms, if hospitals, physicians and patients do not accept our current and future products or if the market for indications for which any product candidate is approved is smaller than expected, we may be unable to generate significant revenue, if any, our medical device operations are subject to pervasive and continuing FDA regulatory requirements, our products may be subject to potential product liability risks as well as additional recalls, revocations or suspensions after receiving FDA or foreign approval or clearance, which could divert managerial and financial resources, harm our reputation, and adversely affect our business, changes in trade policies among the U.S. and other countries, in particular the imposition of new or higher tariffs, could place pressure on our average selling prices as our customers seek to offset the impact of increased tariffs on their own products, increased tariffs or the imposition of other barriers to international trade could have a material adverse effect on our revenues and operating results. The risks and uncertainties described above may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, or other pandemics, disruptions to our ability to conduct business overseas, including to our supply chain, from the Ukraine war, the Israeli-Hamas armed conflict and other ongoing hostilities and instabilities in the Middle East and elsewhere, and ongoing volatility in the stock markets and the U.S. economy in general.

CONTACTS:

At the Company

David Jenkins

973-691-2000

IR@catheterprecision.com

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